UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2025

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 25, 2025, Customers Bancorp, Inc. (the “Company”) announced that Jay Sidhu, Chairman and Chief Executive Officer of the Company, will retire as Chief Executive Officer of the Company and transition to the role of Executive Chairman of both the Company and Customers Bank, the Company’s wholly-owned subsidiary, effective as of January 1, 2026. Samvir (“Sam”) Sidhu, who currently serves as President of the Company and President and Chief Executive Officer of Customers Bank, will succeed Mr. Jay Sidhu as Chief Executive Officer of the Company. Mr. Sam Sidhu will retain his positions as President of the Company and President and Chief Executive Officer of Customers Bank. Following the transition, Mr. Jay Sidhu will remain a member of the Company’s Board of Directors, where he will continue to serve as Chairman.
Mr. Sam Sidhu has served as President of the Company and President and Chief Executive Officer of Customers Bank since July 1, 2021, and joined the Company in January 2020 as the Company’s Head of Corporate Development and as Vice Chairman and Chief Operating Officer of Customers Bank. Mr. Sam Sidhu has been a member of the Board of Directors of Customers Bank since 2012. In his roles with the Company, Mr. Sam Sidhu has led initiatives associated with technology, business line and product expansion, market growth, and deposit franchise transformation. Mr. Sam Sidhu holds a BA from the Wharton School of Business at the University of Pennsylvania and an MBA from the Harvard Business School.
In connection with his appointment as CEO of the Company, the Board of Directors of the Company, upon the recommendation of the Leadership Development and Compensation Committee, approved the grant to Mr. Sam Sidhu under the Company’s 2019 Stock Incentive Plan of an incentive award of 225,000 Performance-based Restricted Stock Units with the following terms:
•The Performance-based Restricted Stock Units will vest upon the satisfaction of both of two performance conditions, a stock price hurdle condition and a time vesting condition. One hundred percent of the incentive award is subject to satisfaction of the performance conditions.
•The stock price hurdle condition will be met if, at any time during a five-year period commencing on January 1, 2026 (the “Performance Period”), the average closing price of the Company’s common stock is, for 20 consecutive trading days, equal to or greater than $125.00.
•The time vesting condition will be met if Mr. Sam Sidhu is employed by the Company as of January 1, 2031.
•Upon vesting, the incentive award will be paid entirely in shares of common stock of the Company.
•If the incentive award vests, a two-year holding period will apply to all shares awarded, other than those that may be sold to fund tax obligations.
•During the first 3 years of the Performance Period, Mr. Sam Sidhu will not be entitled to receive any one-time grants outside of regular, annual Short Term Incentive and Long Term Incentive grants.
•The incentive award will be forfeited if Mr. Sam Sidhu is terminated for cause at any time during the Performance Period, regardless of whether the stock price hurdle has been achieved.
•In the event that any dividend or other distribution (whether in the form of cash, common stock shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger (except for a Change in Control), consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares of the Company’s common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the shares of the Company’s stock, any ordinary dividends or other ordinary distributions, the Company, shall (consistent with its 2019 Stock Incentive Plan) make appropriate proportionate and equitable adjustments to the stock price hurdle condition to the extent they have not been achieved.
Details of Mr. Sam Sidhu’s compensation for fiscal year 2024 are disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 16, 2025.
Mr. Sam Sidhu is the son of Mr. Jay Sidhu. There are no arrangements or understandings with any person pursuant to which Mr. Sam Sidhu has been selected as an officer of the Company.
Item 7.01 Regulation FD Disclosure.
On July 25, 2025, the Company issued a press release announcing the transitioning of the role of Chief Executive Officer of the Company from Mr. Jay Sidhu to Mr. Sam Sidhu. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
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Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release dated July 25, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew B. Sachs
Name: Andrew B. Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: July 25, 2025

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press Release dated July 25, 2025